UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 18, 2020
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On February 17, 2020, upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors of Genuine Parts Company (the "Company") increased the size of the Board of Directors to twelve directors and appointed Richard Cox, Jr. as a new independent director of the Company. The Board of Directors has determined that Mr. Cox is an independent director within the meaning of the listing standards of the New York Stock Exchange and Securities Exchange Act of 1934, as amended. Mr. Cox will be compensated for his service as a director on the same basis as other non-employee directors of Genuine Parts Company. Mr. Cox has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.
Mr. Cox, age 51, is Chief Information Officer for Cox Enterprises where he is responsible for the oversight and direction of the Corporate IT function. He has also held several leadership positions with Cox Automotive, including Vice President of Client Performance and Vice President of Business Operations and Customer Care, which included the Autotrader and Kelley Blue Book brands. Mr. Cox has also served as Chief Operating Officer for the City of Atlanta, Chief Executive Officer and President of Jones International University, and prior to that, he held key management roles with Orbitz Worldwide and Worldspan. The Company anticipates that Mr. Cox will serve as a member of the Company's Audit Committee.
A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 18, 2020
104	The cover page from this current report on Form 8-K, formatted in inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

February 18, 2020	By:	/s/ Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO